UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2024

PRIMIS FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1676 International Drive, Suite 900
McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
COMMON STOCK	FRST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

Item 4.01(a)—Independent Registered Accounting Firm Declines to Stand for Re-Appointment

On September 17, 2024, Forvis Mazars, LLP (“Forvis”) notified Primis Financial Corp. (the “Company”) that Forvis will decline to stand for re-appointment as the Company’s independent registered public accounting firm for the year ending December 31, 2024. Forvis’ decision to not stand for re-appointment was subsequently ratified and approved by the Audit Committee of the Company on September 19, 2024. The Company will continue to engage Forvis for the audit of the financial statements for the year ending December 31, 2023, for the restatement of the Company’s previously-issued unaudited interim consolidated financial statements as of and for the three months ended March 31, 2023, the three and six months ended June 30, 2023, and the three and nine months ended September 30, 2023 (as previously disclosed on the Company’s Form 8-K filed on March 1, 2024), and review of the Company’s interim financial statements for the quarter ending March 31, 2024.

The audit report of Forvis on the Company’s consolidated financial statements for the year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The Company believes the forthcoming audit report for the year ended December 31, 2023 will also not contain an adverse opinion or a disclaimer of opinion, nor be qualified or modified as to uncertainty, audit scope or accounting principles.

In the years ended December 31, 2023 and 2022 and in the subsequent interim period through September 17, 2024, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Forvis on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Forvis, would have caused Forvis to make reference to the matter in its report on the consolidated financial statements for such periods.

In the years ended December 31, 2023 and 2022 and in the subsequent interim period through September 17, 2024, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K) except for the material weaknesses in the Company’s internal control over financial reporting expected to be disclosed in the Company’s forthcoming Annual Report on Form 10-K for the year ended December 31, 2023 and for the forthcoming Restated Annual Report on Form 10-K/A for the year ended December 31, 2022 as previously reported in the Company’s Form 8-K, as filed with the Securities and Exchange Commission on March 1, 2024 and September 12, 2024. The Company provided an overview of the expected material weaknesses in the aforementioned Form 8-Ks and will provide full details in the forthcoming 10-Ks but details of the expected disclosures in the Form 10-Ks are described below:

Form 10-K/A for the fiscal year ended December 31, 2022: The material weakness identified for the year ended December 31, 2022 related to the accounting evaluation for a complex agreement with a third-party that originates and manages a portfolio of consumer loans for the Company. The existing process did not appropriately facilitate a thorough evaluation of the agreements and transaction and did not include the involvement of individuals with the necessary expertise to enable identification of complex accounting matters in the agreement and to conclude on them. Management is currently remediating the material weakness including design of and testing new controls related to the accounting related to the weakness.

Form 10-K for the fiscal year ended December 31, 2023: The material weaknesses identified for the year ended December 31, 2023 were related to:

•	accounting determinations for transfers of financial assets including lack of a formally designed process and procedure for evaluation of loan transfers. The existing procedures did not outline the process to be taken and individuals to be involved in assessment of the proper accounting for loan transfers and were not sufficient enough to facilitate a proper conclusion on loan transfer transactions.

•	the process for evaluation of credit losses on the third party originated and managed consumer loan portfolio including evaluating recent actual loss history on the portfolio relative to previous model inputs. The existing process relies on publicly available peer data for historical credit loss characteristics to inform our allowance calculation because the portfolio is relatively new and did not have an extended credit loss history to serve as the primary source of credit loss history when constructing the model. Management did not have a detailed process for review of recent actual portfolio loss trends and incorporation of those trends into the allowance determination.

•	accounting evaluation for a complex agreement with a third-party that originates and manages a portfolio of consumer loans for the Company. The existing process did not appropriately facilitate a thorough evaluation of the agreements and transaction and did not include the involvement of individuals with the necessary expertise to enable identification of complex accounting matters in the agreement and to conclude on them.

Management is currently remediating the material weaknesses including (i) design of and testing new controls related to accounting analysis for loan transfer transactions, (ii) design of and testing new internal controls over its allowance for credit losses process related to more timely review and incorporation of portfolio-specific credit loss trends its allowance calculation process for the third party managed consumer loan portfolio, and (iii) implementing additional internal controls over the identification of complex agreements the Company enters into and ensuring the appropriate level of review of these agreements by an individual with the requisite accounting expertise.

The subject matter of these reportable events were discussed by the Audit Committee with Forvis. The Company has authorized Forvis to respond fully to the inquiries of the Company’s successor independent registered public accounting firm concerning the subject matter of the reportable events.

The Company provided Forvis with a copy of the disclosures contained in this Form 8-K and requested that Forvis furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of Forvis’ letter, dated September 23, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter dated September 23, 2024 from Forvis Mazars, LLP to the Securities and Exchange Commission.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMIS FINANCIAL CORP.

	By:	/s/ Matthew A. Switzer
September 23, 2024		Matthew Switzer
Chief Financial Officer